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                                                                   EXHIBIT 10.11

                              DATED 5th March 1994


                         SHINE HILL DEVELOPMENT LIMITED
                                   (Landlord)

                                       and

                               SHINE BELT LIMITED
                                FAIR PAGE LIMITED
                                  PANHY LIMITED
                               MAPLE COURT LIMITED
                                  (Confirmors)

                                       and

                          GOLDMAN SACHS (ASIA) FINANCE
                                    (Tenant)

--------------------------------------------------------------------------------

                                      LEASE

                                       of

                           The whole of 37th Floor
                          of Asia Pacific Finance Tower
                            3 Garden Road, Hong Kong
                               Inland Lot No. 8888

--------------------------------------------------------------------------------

       Registered in the Land Registry by
       Memorial No.
       on



                                p. Land Registrar





                                  Bateson Starr
                               in association with
                            Mallesons Stephen Jaques
                      Suite 801, Asia Pacific Finance Tower
                                 Citibank Plaza
                                  3 Garden Road
                                Central, Hong Kong
                           Ref: SHIN2040-134 (HK1747)


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       THIS LEASE is made this 5th day of March One Thousand Nine Hundred and
Ninety-Four


BETWEEN

(1) The party named and described as the Landlord in Part 1 of the First Schedule hereto (hereinafter called the "Landlord" which expression shall where the context admits include its successors and assigns);


(2) the party named and described as the "Confirmors" in Part 2 of the First Schedule hereto (hereinafter called the "Confirmors"); and

(3) the party named and described as the "Tenant" in Part 3 of the First Schedule hereto (hereinafter called "the Tenant").

WHEREBY IT IS AGREED as follows:-

1.     DEFINITIONS


1.1 In this Lease, unless the context otherwise requires, the following expressions shall have the following meanings ascribed to them.

       "Buildings"          the buildings erected on the Lot and more
                            particularly described in Part 1 of the Second
                            Schedule hereto.

       "Deed of Mutual      the Deed of Mutual Grant and Mutual Covenant
        Covenant"           and Management Agreement for the Lot and
                            the Buildings.

       "Government"         the Government of Hong Kong.

       "House Rules" the rules governing or regulating the use, operation and maintenance of the Buildings and the services, facilities and amenities thereof and the conduct of persons occupying, using or visiting the same as may be prescribed by the Manager from time to time in accordance with the Deed of Mutual Covenant.

       "Lot" All that piece or parcel of land registered in the Land Registry as Inland Lot No.8888.

       "Manager"            the service company or agent for the time being
                            appointed as the Manager of the Lot and the Buildings under the Deed of Mutual Covenant or the Building Management Ordinance.

       "Premises"           All those premises more particularly described


[STAMP]
-----------------------------
DUPLICATE or COUNTERPART
Original Stamped with
[name]
-----------------------------

[STAMP] [STAMP]



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                            in Part 2 of the Second Schedule hereto.

       "Rent" the rent more particularly described in Part 1 of the Fourth Schedule hereto.

       "Term"               the term more particularly described in the Third
                            Schedule hereto.

1.2 References to Clauses and Schedules are references to clauses of or schedules to this Lease.

1.3 The Index and the headings are for ease of reference only and do not form part of this Lease or affect the construction thereof.

1.4 References to any Ordinance, regulation or other statutory provision include references to such Ordinance, regulation or provision as modified, codified or re-enacted from time to time.

1.5 In this Lease, if the context so permits or requires, words importing the singular number only shall include the plural number and vice versa; words importing the masculine gender only shall include the feminine gender and the neuter gender and vice versa and words importing persons shall include corporations.


2.     PREMISES

2.1 The Landlord shall let and the Tenant shall take the Premises (the external surfaces of the walls glass curtain walls windows frames and glass being excluded) TOGETHER with the use in common with the Landlord and all others having the like right of the entrances staircases landings passageways, lavatories, lifts, escalators and central air-conditioning services serving the Premises (whenever the same shall be operating) in the Buildings insofar as the same are necessary for the proper use and enjoyment of the Premises and except insofar as the Landlord or the Manager may from time to time restrict such use for the purpose of replacing, renewing, repairing, decorating or maintaining the same EXCEPT AND RESERVED unto the Landlord and all persons authorised by the Landlord or otherwise entitled thereto:-

       (a) the right of free and uninterrupted passage and running of water, soil, gas, drainage, electricity and all other services or supplies through such sewers, watercourses, conduits, pipes, wires, cables and ducts as are now or may hereafter be in, on or under the Premises or the raised flooring therein and serving or capable of serving the Buildings or any adjoining or neighbouring property together with the right to enter upon the Premises at all times to inspect repair or maintain any such sewers, watercourses, conduits, pipes, wires, cables and ducts;

       (b) the exclusive right to install in or affix to any part of the Buildings (other than the Premises) such flues, pipes,




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              conduits, chimneys, aerials, plant, machinery and other apparatus, signs, placards, posters and other advertising structures whatsoever (whether illuminated or not) as the Landlord shall think fit together with the right to repair maintain service remove or replace the same;

       (c) the right and liberty to enter upon the Premises in the circumstances permitted hereunder;

       (d) the right to subjacent and lateral support from the Premises for the remainder of the Buildings;

       (e)    right of access to all common areas

for the Term yielding and paying therefor throughout the Term the Rent and the management charges set out in Part 2 of the Fourth Schedule hereto which sums shall be payable exclusive of rates and other outgoings and in advance clear of all deductions, counterclaim or set-off whatsoever on the first day of each calendar month; the first and the last of such payments to be apportioned according to the number of days in the relevant month included in the Term.

3.     RENT

3.1 The Tenant hereby agrees with the Landlord that the Tenant will throughout the Term pay the Rent to the Landlord on the days and in the manner herein provided in Hong Kong currency in the amount more particularly described in Part 1 of the Fourth Schedule hereto.


4.     MANAGEMENT CHARGES & OTHERS


4.1 The Tenant hereby agrees with the Landlord that the Tenant will pay to the Landlord in Hong Kong currency on the days and in the manner herein provided.

       (a)    MANAGEMENT CHARGES

              (i) the monthly management charges (which include normal air-conditioning charges) as set out in Part 2 of the Fourth Schedule hereto subject to increase in accordance with Clause 4.2 hereof; and

              (ii) additional management charges (if any) payable by the Tenant pursuant to the Deed of Mutual Covenant for the use by the Tenant of those Common Facilities (as defined in the Deed of Mutual Covenant) of the Buildings which are not covered by the monthly management charges aforesaid and additional air-conditioning charges (if any) payable by the Tenant pursuant to the Deed of Mutual Covenant; and



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       (b)    INTEREST - by way of interest without any deduction counterclaim or set-off whatsoever and on demand interest calculated on a daily basis at a monthly rate equivalent to one and one-half percent (1 l/2%) on:-

              (i) the Rent or any sum of money payable by the Tenant hereunder and not received by the Landlord within fourteen
                     (14) days from the due date for payment (whether demanded or not) from the due date aforesaid until the whole of such sum is received by the Landlord;

              (ii) any sum paid by the Landlord in the event of default by the Tenant of its obligation to pay for the same under this Lease from the date of payment by the Landlord until the same is repaid to the Landlord; and

              (iii) any sum which shall be properly declined by the Landlord so as not to waive a breach of covenant from the due date until acceptance following the remedying of the breach by the Tenant.

4.2    INCREASE OF CHARGES

       The monthly management charges referred to in Clause 4.1(a)(i) shall be subject to increase at any time during the continuance of this Lease as determined by the Manager in accordance with the Deed of Mutual Covenant and upon the Landlord giving to the Tenant notice in writing of such increase.

4.3    RATES

       (a) The Tenant further agrees with the Landlord that the Tenant will pay and discharge all rates, taxes, water rates, assessments, duties, impositions, charges and outgoings whatsoever (including all charges and outgoings of a recurrent nature (if any) imposed by the Deed of Mutual Covenant and/or the regulations prescribed pursuant thereto to which the Premises are subject) now or hereafter to be assessed, imposed, raised, charged or levied on the Premises or any part thereof or upon the owner or occupier thereof by Government, the Manager and/or other lawful authority (Crown Rent, Property Tax and charges of a capital and non-recurrent nature alone excepted) and pay or (if the same has already been paid by the Landlord) refund to the Landlord on demand in case any of the same are payable, assessed, imposed, raised, charged or levied in respect of the Buildings as a whole or any part thereof (which includes the Premises) a proper proportion thereof to be reasonably determined by the Manager and/or the Landlord as the amount attributable to the Premises.



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       (b)    In the event that an assessment to rates in respect of the
              Premises shall be raised upon the Landlord direct, the Landlord shall during the month immediately preceding any quarter in respect of which such rates may fall due be at liberty to debit the Tenant with the amount thereof and the same shall forthwith be paid by the Tenant to the Landlord whereupon the Landlord shall account for the same to the Government.

       (c) In the event that no valuation of the Premises shall have been made in accordance with the Rating Ordinance (Cap. 116) or any statutory amendment or modification thereof for the time being in force, the Landlord shall be at liberty to make an interim valuation thereof and the Tenant shall, until such time as the Premises are assessed to rates, pay to the Landlord quarterly and in advance a sum equal to the rates which would be charged by the Hong Kong Government for each quarter on the basis of such interim valuation on account of the Tenant's liability under this Clause
              4.3. Any over-payment or under-payment by the Tenant shall be adjusted when a valuation under the Rating Ordinance shall have been made known.

4.4    UTILITY CHARGES

       The Tenant shall apply to the Hong Kong Electric Company Limited for the provision of a separate electricity meter for the Premises and to apply to other utility supply companies for similar provisions and pay and discharge all deposits, installation charges and charges in respect of water gas electricity telex and telephone as may be shown by or operated from the Tenant's own metered supply or by accounts rendered to the Tenant in respect of all such utilities consumed on or in the Premises PROVIDED that if the Landlord has already paid the deposit and/or the installation charges in respect of the supply of water gas electricity or telephone to the Premises, the Tenant shall reimburse the Landlord on demand for such deposit and (as the case may be) pay to the Landlord such amount as the Landlord may determine in respect of the installation charges and the deposit, if any, shall be returned to the Tenant at the expiration of the Term after deducting all outstanding liability for water gas electricity and telephone charges (if any).

4.5    OTHER FACILITIES

       (a) The Tenant hereby acknowledges that the Landlord has paid for the installation of certain number of lines for "High Speed Data Link" and that the Tenant may subscribe for the use of such lines subject to availability thereof as determined by the Landlord in its sole and absolute discretion. In the event that the Tenant subscribes for the use of such lines, the Tenant shall pay to the Landlord such amount as the Landlord may reasonably determine in respect of the installation charges for such number of lines as may be required by the Tenant.



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       (b)    The Tenant further acknowledges that facilities for the following have been installed within the Buildings:-

              (i)    transmission and broadcasting of financial news and data;

              (ii)   video link; and

              (iii) inter-floor communication.

              The said facilities can, subject to availability thereof as determined by the Landlord in its sole and absolute discretion, be used by the Tenant upon payment by the Tenant of such reasonable charges and upon such other terms and conditions as may from time to time be determined or prescribed by the Landlord or other person or persons entitled thereto Provided that the Tenant shall be responsible for making all necessary arrangement with the relevant service companies for the provision of the necessary services.

5.     TENANT'S POSITIVE COVENANTS

       The Tenant hereby agrees with the Landlord as follows:-

5.1    COMPLIANCE WITH ORDINANCES, ETC

       The Tenant hereby agrees with the Landlord that the Tenant shall obey and comply with and shall indemnify the Landlord fully against any breach by the Tenant of any ordinances, regulations, by-laws, rules, licences and requirements of any Government or other competent authority insofar as they relate to or affect the Premises or any works, additions or improvements therein or thereto made by the Tenant or the use or occupation thereof or the conduct or carrying on of the Tenant's business or the employment therein or any other act, deed, matter or thing done, permitted suffered or omitted therein or thereon by the Tenant or any servant, agent, employee, contractor or licensee (which term shall include any person present in using or visiting the Premises with the Tenant's consent, express or implied) of the Tenant and shall notify the Landlord forthwith in writing of any notice received from any statutory or public authority concerning or affecting the Premises or any services supplied thereto.

5.2    COMPLIANCE WITH CONDITIONS & DEED OF MUTUAL COVENANT

       The Tenant shall observe, perform and comply with all the covenants, terms and provisions of the Conditions of Sale or the Crown Lease under which the Landlord holds the Premises and the Deed of Mutual Covenant and the House Rules insofar as they relate to the Premises and indemnify the Landlord against any breach or non-observance or non-compliance thereof by the Tenant.


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5.3    FITTING OUT

       The Tenant shall fit out the interior of the Premises in accordance with such plans and specifications as shall have been first submitted by the Tenant to and approved in writing by the Landlord under Clause 5.3(b) hereof in a good proper and workmanlike fashion using good quality materials and in all respects in a style appropriate to a first class commercial office and shall maintain the Premises including the furnishings, fixtures and fittings therein or thereto (if any) in good and substantial repair and condition to the reasonable satisfaction of the Landlord throughout the Term Provided That nothing herein shall make the Landlord responsible for any damages or claims arising from any defects in the design or quality of the fitting out carried out by the Tenant. The Tenant shall not cause or permit to be made any variation to the approved fitting-out plans and specifications or to the interior design or layout of the Premises without the prior written approval of the Landlord, such approval not to be unreasonably withheld.

       For the purpose of fitting-out or redecorating or renovating the Premises, the Tenant shall observe and comply with the following provisions:-

       (a) APPROVAL OF PLANS - The Tenant shall at its own cost prepare and submit to the Landlord for approval three (3) sets of suitable drawings and specifications of the works proposed to be carried out by the Tenant (hereinafter called the "TENANT'S WORKS") and the schematic drawings illustrating the design and layout proposal of the Tenant's Works (hereinafter collectively called the "TENANT'S PLANS"). The Tenant shall include in the Tenant's Plans the following:-

              (i) detailed drawings, plans and specifications of or of any changes in the electrical wiring and installations, air-conditioning piping, ducting or vents or fire services installation and/or other services;

              (ii) details of the electricity consumption capacity, electrical wiring and installation, telephone wiring, piping, ducting, computer cabling, wiring and other arrangements (whether underneath the raised flooring, above the false ceilings or otherwise);

              (iii)  details of all lighting features;

              (iv) details of partitioning, internal decoration, furnishings and equipment;

              (v)    the position and details of any heavy equipment; and

              (vi)   such other relevant information as the Landlord may



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                     consider necessary.

       (b) ACCEPTANCE OF PLANS - The Landlord will consider the Tenant's Plans and may accept or reject the Tenant's Plans or require modifications thereof or any part of them as it thinks fit in its reasonable discretion and within reasonable time from the submission of the Tenant's plans to the Landlord.

       (c) FEES FOR APPROVAL & INSPECTION - The Tenant shall reimburse the Landlord on demand the fees of all architectural, mechanical, electrical and structural engineering consultants and other professional's fees incurred according to fee notes or bills rendered by any such consultants or professionals in connection with the consideration and approval or rejection of the Tenant's Plans and the supervision and inspection of the Tenant's Works. The Tenant shall also pay to the Landlord on demand such amount as the Landlord may in its absolute discretion prescribe as the approval or vetting fees for the approval of the Tenant's Plans.

       (d) COMPLIANCE WITH ORDINANCES - The Tenant shall comply with all applicable statutes, codes, ordinances, licences and other regulations for and shall be solely responsible for obtaining all necessary approval from all relevant Government departments and utility companies required for all work, performed by or on behalf of the Tenant on the Premises. The approval by the Landlord's agents or consultants of the Tenant's Works or the Tenant's Plans or the inspection of the Tenant's Works shall not constitute or be deemed to constitute any representation or certification by the Landlord that the Tenant's Works are in compliance with the said statutes, codes, ordinances, licences and other regulations. When several sets of requirements must be met, the standard set by the Landlord's consultants shall apply.

       (e) PERMISSION FOR COMMENCEMENT - The Tenant will not commence the Tenant's Works until the same shall have been approved in writing by the Landlord and a notice shall have been given by the Landlord that the Tenant's Works can be commenced and as soon as possible after such approval and notice shall have been given, the Tenant shall commence the Tenant's Works and complete them expeditiously.

       (f) DESIGNATED CONTRACTORS - The following types of the Tenant's Works shall not be carried out by any contractor other than contractors designated by the Landlord:-

              (i) the following types of the Tenant's Works relating to the raised flooring:-


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                     (aa)   the alignment, re-alignment or removal of the
                            raised flooring installation;

                     (bb) the creation of openings on the raised flooring panels;

                     (cc) the change of the headroom or height of the raised flooring;

                     (dd) the cutting or subdivision of the raised flooring panels; and

                     (ee) the laying of marbles or other finishes (other than carpet) on top of the raised flooring;

              (ii) works touching or affecting the heating, ventilation and air-conditioning system for the Buildings (including that part of the said system installed within the Premises);

              (iii) electrical works to be undertaken by the Tenant in the common areas of the Buildings in connection with the use and enjoyment of the Premises by the Tenant;

              (iv) works touching or affecting the fire services installations of the Building (including those within the Premises);

              (v)    plumbing and drainage works;

              (vi) works touching or affecting the building management system for the Buildings;

              (vii) works touching or affecting the communication networks which forms part of the Common Facilities (as defined in the Deed of Mutual Covenant) of the Buildings; and

              (viii) works touching or affecting the suspended ceiling of the
                     Buildings (including that within the Premises).

              The contract for the above types of the Tenant's Works to be carried out at the Premises shall be made between the Tenant and the designated contractor. All other types of the Tenant's Works shall be carried by contractors as approved in writing by the Landlord, such approval not to be unreasonably withheld Provided always that the Landlord shall not in any way be responsible or liable for the works carried out by or the performance of such designated or approved contractors.

       (g) INFORMATION ON CONTRACTORS - The Tenant shall submit to the Landlord by hand or via registered post at least three



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              (3) days prior to the commencement of the Tenant's Works the following information:-

              (i) the name(s) and address(es) of the general contractor(s) and other contractors designated or approved by the Landlord whom the Tenant intends to engage for the Tenant's Works;

              (ii) the proposed commencement date of and the estimated date of completion of the Tenant's Works; and

              (iii) certificates of insurance for public liability and workmen's compensation.

       (h) COMPLIANCE WITH LANDLORD'S INSTRUCTIONS - In carrying out any approved work under this Clause or other provisions of this Lease, the Tenant shall cause its servants, agents, employees, contractors, licensees and workmen to cooperate with the Landlord and/or the Manager and all servants, agents and workmen of the Landlord and/or the Manager and with other tenants or contractors carrying out any work in the Buildings. The Tenant shall comply with and cause its servants, agents, employees, contractors, licensees and workmen to obey and comply with all reasonable fitting out rules which may be prescribed by the Landlord or the Manager and all reasonable instructions and directions which may from time to time be given in connection with the carrying out of such work by the Landlord, the Manager and all servants or agents of the Landlord or the Manager.

       (i) COMPLETION - As soon as practicable after completion of the Tenant's Works, the Tenant shall provide the Landlord with a copy of the "as-built" plans for the Tenant's Works.

       (j) VARIATIONS - The Tenant shall not cause or permit to be made any variation to the approved Tenant's Plans or the Tenant's Works after the completion thereof except with the approval of the Landlord, such approval not to be unreasonably withheld. The Landlord may enter upon the Premises for the purpose of inspecting the construction of the Tenant's Works. The Tenant shall forthwith on demand by the Landlord and at its own cost and expense demolish and remove any alteration or addition subsequently made to the Tenant's Works in breach of the provisions of this Lease and reinstate the Premises to the satisfaction of the Landlord.

       (k) ELECTRICITY CHARGES FOR FITTING OUT - The Tenant shall be solely responsible for all electricity and other utility charges incurred in connection with or arising out of fitting out the Premises and shall pay to the Landlord a service charge of such amount as the Landlord may determine for the temporary supply of electricity and


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              water and other attendance rendered during the fitting out period.

       (1) REMOVAL OF GARBAGE - The Tenant shall remove from the Premises all garbage, refuse and construction and decoration waste to such location as may from time to time be designated by the Manager and if the Tenant shall fail to do so, the Landlord may cause such removal to be made at the cost and expense of the Tenant.

       (m) DEPOSIT - As security for the due observance by the Tenant of the terms and conditions of Clause 5.3, the Tenant shall pay to the Landlord such an amount as may be required by the Landlord as a fitting-out deposit which shall be refunded to the Tenant without interest within thirty (30) days after the completion of the Tenant's Works if there shall be no breach of any of the terms or conditions contained in Clause 5.3.

5.4    TELEPHONE INSTALLATIONS

       The Tenant shall make arrangement with the Hong Kong Telephone Company Limited with respect to the installation of telephones in the Premises Provided that subject to availability of telephone lines already installed by the Landlord within the Buildings, such arrangement shall be made by the tenant jointly with the Landlord and such installations shall be in accordance with the requirements of the Hong Kong Telephone Company Limited and shall not unduly interfere with the use and enjoyment of the Buildings (other than the Premises) by the owners and/or tenants thereof.

5.5    GOOD REPAIR OF INTERIOR

       With the exception of maintenance required as a result of inherent defects of a structural nature, the Tenant shall keep all the interior of the Premises including the raised flooring and cables and wirings installed thereunder, interior plaster or other finishing material or rendering to walls, floors and ceilings of the Premises and the Landlord's fixtures and fittings therein and all additions thereto including all doors, windows, window frames, electrical installations and wiring, light fittings, fire alarm and fire-fighting installations and all cables, conduits, sanitary and water apparatus comprised in and used solely for the benefit of the Premises (hereinafter collectively called the Landlord's Fixtures and Installations) and all other fixtures fittings and additions in or at the Premises in good, clean, substantial and proper repair and condition and properly preserved and painted as may be appropriate and when from time to time required by the Landlord or any relevant Government authority and so maintain the same at the expense of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the Term in like condition, fair wear and tear excepted.



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5.6    REPAIR OF GLASS CURTAIN WALL

       The Tenant shall pay to or reimburse the Landlord such reasonable amount as may be payable to the Manager or other owners of the Buildings (other than the Premises) under the Deed of Mutual Covenant in respect of all broken or damaged part or parts of the glass curtain wall corresponding to the Premises or other part or parts of the Buildings (if any) whether used exclusively by the Tenant or not if the damage is caused by the act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees.

5.7    ELECTRICAL INSTALLATIONS

       The Tenant shall repair and replace any electrical wiring, installation or piping within the Premises or used exclusively by the Tenant if the same becomes dangerous or unsafe unless the damages are caused by inherent defects in the wiring, installation or piping made by the Landlord or if so required by the Landlord or the relevant utility company and in so doing or in carrying out any other works thereto at the Tenant's own instigation the Tenant shall use only the contractor previously nominated or approved by the Landlord in writing for the purpose. The Tenant shall permit the Landlord or its agents or servants to test the Tenant's wiring and/or piping in the Premises at any time. The Tenant shall indemnify the Landlord and hold it harmless against any cost damage claim demand action or proceeding resulting from or attributable to any mal-function or disrepair of the electrical installation, wiring or piping in the Premises. The Tenant shall not, without the prior written consent of the Landlord (such consent not to be unreasonably withheld), install or alter or permit or suffer to be made any alterations in or additions to the electrical wiring, installation or piping.

5.8    GOOD REPAIR OF TOILETS & WATER APPARATUS

       The Tenant shall maintain all toilets sanitary and water apparatus as are located within the Premises (or elsewhere in the Buildings if used exclusively by the Tenant) in good, clean, substantial and proper repair and condition at all times during the Term and in accordance with the Regulations of the Public Health Department or other relevant Government authority, fair wear and tear excepted.

5.9    CLEANING CONTRACTORS

       The Tenant shall keep the Premises and every part thereof at all times in a clean and sanitary state and condition and dispose of all refuse and rubbish in accordance with the House Rules and shall not bring or keep or suffer to be brought or kept in or on the Premises anything which in the opinion of the Landlord is or may become unclean unsightly or detrimental to the Premises. The Tenant shall, at its own expense, employ cleaning contractors nominated or approved by the Manager pursuant to the Deed of Mutual Covenant for the cleaning of the Premises. The Tenant shall enter into a separate agreement with such cleaning contractors and make all payments direct to such cleaning contractors.

The Landlord shall not assume any responsibility for the acts, omissions or neglect of such cleaning contractors and the Tenant shall fully indemnify the Landlord against all claims costs and damage rising out of the acts, omissions or neglect of such cleaning contractors.

5.10   CLEANING OF DRAINS

       The Tenant shall pay to or reimburse the Landlord forthwith on demand the reasonable cost incurred by the Landlord in cleaning, clearing, repairing or replacing any of the drains pipes or sanitary or plumbing apparatus choked, blocked or stopped up owing to the improper or careless use or neglect thereof by the Tenant or its servants, agents, employees, contractors or licensees and keep the Landlord fully indemnified against any cost claim or damage caused thereby or arising therefrom.

5.11   MAKING GOOD DEFECTS

       The Tenant shall notify the Landlord of and make good at the expense of the Tenant all defects or damage caused by the act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees in and to the Premises and other parts of the Buildings.

5.12   NOTICE OF ENTRY FOR REPAIR OF ADJOINING PREMISES

       The Tenant shall permit the Landlord, the Manager and their duly authorized surveyor(s) or agent(s) and all other persons duly authorized by the Landlord and/or the Manager with or without workmen or others and with or without appliances at all reasonable times and upon written notice (except in case of emergency) to enter upon the Premises for the purpose of executing repairs and/or alterations on any adjoining premises.

5.13   TO PERMIT LANDLORD TO ENTER & VIEW

       The Tenant shall permit the Landlord, the Manager and their respective agents and all other persons duly authorized by the Landlord and/or the Manager with or without workmen or others and with or without appliances at all reasonable times and upon written notice (except in case of emergency) to enter upon the Premises to view the condition or user thereof or to inspect any works in progress and to take inventories of the fixtures and fittings therein. The Landlord may serve a notice on the Tenant requiring the Tenant to execute such repair for which the Tenant is liable hereunder and/or remedy breach of such covenant herein contained on the part of the Tenant to be observed within fourteen (14) of the date of the notice (or sooner if required) and the Tenant shall pay to the Landlord forthwith on demand all the expenses (including solicitors' costs and surveyor's fees) incurred by the Landlord in connection with the preparation and service of such notice Provided that in the event of an emergency the Landlord and/or the Manager or their respective servants or agents may enter the Premises without notice, forcibly if necessary. For the better observance of this provision, if the Tenant is requested by the Manager under the Deed of Mutual Covenant to furnish to the Manager duplicate of the keys to the entrance doors of the Premises and the Tenant is prepared to accept such request, the Tenant shall furnish to the Manager duplicate of the keys to the entrance doors of the Premises. The Tenant shall further inform the Landlord as to the presence and nature of any security system installed by the Tenant in the Premises.

5.14   TO EXECUTE REPAIRS ON RECEIPTS OF NOTICE

       The Tenant shall, on receipt of any notice issued by the Landlord pursuant to Clause 5.13 specifying any works or repairs which are required to be done and for which the Tenant is liable hereunder, forthwith comply with the notice, put in hand and execute the same with all possible despatch. If the Tenant shall not within fourteen (14) days of the date of the notice (or sooner if required) proceed diligently with the execution of such works or repairs, the Tenant shall permit the Landlord or its authorized representatives with all necessary workmen, tools, materials, equipment and appliances to enter upon the Premises and execute such works or repairs and the costs thereof shall be a debt due from the Tenant to the Landlord, be repayable by the Tenant forthwith on demand by the Landlord and be forthwith recoverable from the Tenant by action.

5.15   PROSPECTIVE TENANTS

       During the last six (5) months of the Term, the Tenant shall allow the Landlord to show the Premises to prospective tenants or purchasers and allow the Landlord to exhibit without interference upon such part of the Premises as the Landlord shall think fit a notice indicating that the Premises are to become vacant and containing such other information in connection therewith as the Landlord shall require and the Tenant shall not conceal such notice.

5.16   PROTECTION FROM TYPHOON

       The Tenant shall take all reasonable precautions to protect the interior of the Premises against damage by storm, typhoon, heavy rainfall or the like and in particular to ensure that all exterior doors (if any) and windows are securely fastened upon the threat of such adverse weather conditions.

5.17   SERVICE ENTRANCES

       The Tenant shall load and unload goods, equipment, furniture or large or heavy objects only at such times and through such goods lifts, entrances and staircases as may from time to time be designated by the Landlord or the Manager for such purposes Provided always that under no circumstances shall passenger lifts be used at any time for delivery purpose.

5.18   COMMON AREAS

       The Tenant shall indemnify the Landlord against the cost of any damage caused to any part of the common areas of the Buildings occasioned by act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees.

5.19   TENANT'S SERVANTS AGENTS ETC

       The Tenant shall be liable for the acts, defaults, neglects and omissions of the Tenant's servants, agents, employees, contractors or licensees (including any person present in, using or visiting the Premises with the consent of the Tenant, express or implied) as if they were the acts, defaults, neglects and omissions of the Tenant and indemnify fully the Landlord against all costs, claims, demands, expenses or liability to any third party or loss in connection therewith.

5.20   DIRECTORY BOARDS

       The Tenant shall pay to the Landlord forthwith upon demand the cost of affixing, repairing, altering or replacing as necessary the Tenant's name on the directory boards provided by the Landlord or the Manager.

5.21   SECURITY

       The Tenant shall ensure that the Tenant's own security system (if any) within and at the entrance of the Premises is at all times compatible with and if so required by the Landlord linked up to the security system (if any) for the Buildings provided and operated by the Landlord and/or the Manager.

5.22   CHANGE OF NAME

       Without prejudice to Clause 6.16, the Tenant shall, in the event of the Tenant changing its name, notify the Landlord at least seven (7) days prior to such change of name.

5.23   YIELD UP PREMISES & HANDOVER

       The Tenant shall quietly yield up the Premises and hand over the same together with the Landlord's Fixtures and Installations and other fixtures fittings and additions (if any) therein and thereto at the expiration or sooner determination of the Term in good, clean and substantial repair and condition substantially the same as at the commencement of this Lease (fair wear and tear excepted) notwithstanding any rule of law or equity to the contrary Provided that where any alterations or installations of any fixtures or additions to the Premises have been made during the Term with or without the Landlord's written consent, the Landlord may at its absolute discretion require the Tenant at its own expense to reinstate, remove or do away with such alterations fixtures or additions or such part or portion thereof as the Landlord may require and make good and repair in a proper and workmanlike manner any damage to the Premises and/or the Landlord's Fixtures and Installations as a result thereof before delivering up the Premises to the Landlord. The Landlord may at its absolute discretion further require the Tenant at its own expense to remove its own trade fixtures and trade equipment and make good all damages to the Premises to the reasonable satisfaction of the Landlord including damage to the fixtures fittings and decoration within the Premises and the Buildings caused by such removal.

5.24   INFORM LANDLORD OF DAMAGE

       The Tenant shall give notice in writing to the Landlord and the Manager or their respective agents immediately of any damage that may be caused to the Premises or suffered by any person therein or thereon and of any accident to or defects in the electrical installation, wiring or piping, fittings, fixtures or other facilities provided by the Landlord.

5.25   INDEMNIFICATION OF LANDLORD

       Except in the case of damage or injury caused by inherent defects of a structural nature, the Tenant shall be wholly responsible for any damage or injury caused to any person whomsoever or any property whatsoever whether directly or indirectly through the defective or damaged condition of any part of the interior of the Premises or any fixtures, fittings, installations and additions therein including the Landlord's Fixtures and Installations for the repair of which the Tenant is responsible hereunder or through or in any way owing to the spread of fire or smoke or the leakage or overflow of water from the Premises or any part thereof or through the act, neglect, default or omission of the Tenant or any of its servants, agents, employees, contractors or licensees and shall make good the same by payment or otherwise and indemnify the Landlord against all costs, claims, demands, actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any such loss damage or injury and all costs and expenses incidental thereto. For the better observance of this Clause, the Landlord may, but shall not be obliged to, effect at the Tenant's expense insurance cover in respect of such risks in accordance with the provisions of this Clause 5.25 with a reputable insurance company acceptable to the Landlord.

5.26   TENANT'S INSURANCE

       The Tenant shall effect and maintain during the Term insurance cover in respect of the following:-

       (a)    Third party liability

              In respect of liability for loss injury or damage to any person or property whatsoever caused through or by any act, neglect, default or omission of the Tenant which might give rise to a claim for indemnity pursuant to Clause 5.25 hereof.

       (b)    Glass

              All glass, if any, now or hereafter on or in the Premises excluding the glass curtain wall for its full replacement value.

       (c)    Water Damage

              Against damage to the Landlord's Fixtures and Installations to the full insurable value occurring in respect of the use or misuse of the fire-fighting installation installed within the Premises or the incursion of water therein.

       (d)    Tenants Fittings

              The Tenant's fittings, goods, personal effects, stock and equipment within the Premises against fire and extraneous perils for their full replacement value.

The policy of insurance shall be effected with an insurance company approved by the Landlord, such approval not to be unreasonably withheld and shall be endorsed to show the Landlord as registered owner of the Premises and shall be in an amount of not less than that set out in the Fifth Schedule hereto payable on each claim and shall contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled, modified or restricted without the prior written consent of the Landlord. The Tenant hereby further undertakes to produce to the Landlord as and when required by the Landlord such policy of insurance together with a receipt for the last payment of premium and a certificate from the insurance company that the policy is fully paid up and in all respects valid and subsisting.

6.     TENANT'S NEGATIVE COVENANTS

6.1    INJURY TO WALLS

       The Tenant shall not, without the prior written consent of the Landlord (which may, in the absolute discretion of the Landlord, be withheld or granted upon such terms and conditions as the Landlord may impose), cut, maim, injure, drill into, mark or deface or permit or suffer to be cut, maimed, injured, drilled into, marked or defaced any doors (other than those installed by the Tenant), windows, window-frames, partition or structural walls (other than those internal partition walls erected by the Tenant), glass curtain walls, ceilings, raised floor, beams, structural members or other part of the fabric of the Premises or any of the plumbing or sanitary or air-conditioning apparatus or installations included therein or lay or use any floor covering or do anything which may damage or penetrate the existing raised flooring or slab.

6.2    ALTERATION TO EXTERIOR

       The Tenant shall not, without the prior written consent of the Landlord (which may, in the absolute discretion of the Landlord, be withheld or granted upon such terms and conditions as the Landlord may impose), affix or attach anything or paint or make any alteration whatsoever to the exterior of the Premises or the common areas or allow anything to be affixed, attached, painted, suspended or hung outside the Premises or drop anything from the Premises.

6.3    INSIDE FACES OF WINDOWS

       The Tenant shall not paint, spray, put on or adhere any thing or substance on the inside or outside faces of the windows or the window frames or the glass curtain walls of the Premises.

6.4    NUISANCE

       The Tenant shall not cause or produce or suffer or permit to be produced on or in the Premises any sound or noise or vibration (including sound produced by broadcasting from television, radio or any apparatus or instrument capable of producing or reproducing music or sound or vibration) or other acts or things in or on the Premises which is or are or may be or become a nuisance or annoyance to the tenants or occupiers of adjacent or neighbouring premises or to users or customers of the same or to the Landlord or which in the opinion of the Landlord may prejudicially affect or depreciate the Premises or the Buildings or any adjacent or neighbouring premises. It is hereby agreed that a persistent breach by the Tenant of this Clause shall amount a breach of this Lease which will entitle the Landlord to exercise its right of re-entry hereunder.

6.5    AUCTIONS & SALES

       The Tenant shall not conduct or permit any sale to the public by auction, bankruptcy, close-out or other sale of things or properties of a similar nature to take place on the Premises.

6.6    USER

       (a) The Tenant shall not use the Premises or any part thereof for any purpose other than as office Provided that no warranty is given or deemed to be given by the Landlord as to the fitness of the Premises for such use. In particular, the Tenant shall not alter the lavatory comprised in the Premises for any other use.

       (b) The Tenant shall not use or cause or permit or suffer to be used any part of the Premises for gambling or for any illegal, immoral or improper purpose or in any way so as to cause a nuisance, annoyance, inconvenience, damage or danger to the Landlord or the tenants or occupiers of adjacent or neighbouring premises.

       (c) The Tenant shall not tout or cause or permit or suffer any touting or soliciting for business or the distribution of any pamphlet, notice or advertising matter outside the Premises or anywhere within the Buildings (except inside the Premises) by any of the Tenant's servants, agents, employees, contractors or licensees.

       (d) The Tenant shall not use the Premises or any part thereof as sleeping quarters or as domestic premises within the meaning of the Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force and the Tenant shall not allow any person to remain on the Premises overnight other than for working purposes and with prior notice to the Landlord or the Manager Provided that the Tenant may post watchmen to look after the contents of the Premises and the names of the watchmen shall be registered with the Landlord.

       (e) Except for the reheating of pre-prepared food for consumption by the Tenant's employees by an approved microwave oven, the Tenant shall not cook, prepare, deliver or permit or suffer to be cooked or prepared or delivered any food in the Premises save with the prior written consent of the Landlord or permit any offensive or unusual odours (as determined by the Landlord absolutely) to be produced upon or emanate from the Premises.

       (f) The Tenant shall not keep or permit or suffer to be kept any animals or pets inside the Premises and shall take all such steps and precautions to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites, rats, mice, cockroaches or any other pests or vermin and for the better observance of this provision, the Landlord may require the Tenant to effect pest control for the Premises at the Tenant's cost and expense at such intervals as the Landlord or any relevant Government authority may direct by employing such pest extermination contractors as the Landlord may approve, such approval not to be unreasonably withheld.

6.7    HEAVY MACHINERY

       The Tenant shall not, without the prior written consent of the Landlord (such consent not to be unreasonably withheld but may be granted subject to such reasonable conditions as the Landlord may impose), install or cause or permit or suffer to be installed any equipment apparatus or machinery or any part thereof which imposes a weight on any part of the flooring in excess of five (5) KPa or which requires any additional electrical wiring or piping or which consumes electricity or gas not metered through the Tenant's separate meter. The Landlord shall be entitled to prescribe the maximum weight and permitted location of safes and other heavy equipment and to require that the same stand on supports of such dimensions and material to distribute the weight thereof as the Landlord may deem necessary and the Tenant shall reimburse the Landlord all costs, charges and expenses incurred by the Landlord in making such prescription.

6.8    MANUFACTURE & STORAGE OF MERCHANDISE

       The Tenant shall not use the Premises for the manufacture of goods or merchandise or for the storage of goods or merchandise other than as samples or exhibits reasonably required in connection with the Tenant's business carried on therein or keep or store or cause or permit or suffer to be kept or stored any extra-hazardous, inflammable or dangerous goods within the meaning of the Dangerous Goods Ordinance and the regulations thereunder.

6.9    OBSTRUCTION IN PASSAGES

       The Tenant shall not place or leave or suffer or to permit to be placed or left by any of its servants, agents, employees, contractors or licensees any boxes, furniture, articles or rubbish in the entrance or any of the staircases, passages or landings or other parts of the Buildings used in common with other tenants or the Landlord or otherwise encumber the same. The Tenant hereby agrees to keep the Landlord indemnified against all losses, claims, damages or expenses suffered or incurred by the Landlord as a result of a breach of this Clause. Without prejudice to any other remedy it may have under this Lease, the Landlord or any of its servants or agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as it may in absolute discretion think fit without incurring any liability therefor to the Tenant or any other person whomsoever and the Tenant shall pay to the Landlord forthwith on demand all costs and expenses incurred in connection with such removal.

6.10   GOODS & MERCHANDISE OUTSIDE THE PREMISES

       The Tenant shall not place expose or leave or permit or suffer to be placed exposed or left for display sale or otherwise any goods or merchandise or thing whatsoever upon or over the ground or passages outside the Premises.

6.11   AIR-CONDITIONING

       (a) The Tenant shall not install air-conditioning plant, machinery or equipment in addition to or in place of those provided by the Landlord.

       (b) Where any air-conditioning plant, machinery or equipment for cooling or recirculating air is installed in or about the Premises (whether by the Landlord or the Tenant with the Landlord's approval), the Tenant shall to the extent of the Tenant's control over the same at all times use and regulate the same to ensure that the air-conditioning plant, machinery or equipment is employed to the best advantage in the conditions from time to time prevailing.

       (c) Where air-conditioning service is required by the Tenant outside the normal business hours (i.e. from 8:00 a.m. to 6:30 p.m. every day (Sundays and public holidays excluded) for Mondays to Fridays and from 8:00 a.m. to 2:00 p.m. on Saturdays which are not public holidays) and is provided by the Manager on the Tenant giving the Manager reasonable advance notice of the Tenant's requirements, the Tenant shall pay to the Landlord and/or the Manager forthwith on demand or reimburse the Landlord such amount as the Manager may, in accordance with the Deed of Mutual Covenant, charge for such additional air-conditioning service Provided that nothing herein shall oblige the Landlord to arrange for such additional air-conditioning service the provision whereof is governed by the Deed of Mutual Covenant.

6.12   SIGNS

       The Tenant shall not exhibit or display on or affix to the interior or exterior of the Premises so as to be visible from outside the Buildings any writing, sign, signboard or other device whether illuminated or not or affix any writing, sign, signboard or other device in, at or above any common area, lobby, landing, passage or corridor of the Buildings Provided always that the Tenant shall be entitled to have its name and business displayed in lettering and/or characters to a design and standard of workmanship approved by the Landlord on a signboard or name-plate at the entrance of the Premises. The Landlord and/or the Manager or their respective authorized agents shall have the right to remove at the expense of the Tenant any signboard, sign, name-plate and decorative device associated therewith affixed or put up or displayed without the prior written consent of the Landlord.

6.13   AERIALS

       The Tenant shall not erect any aerial on the roof or walls of the Buildings or on the ceiling or walls of the Premises or interfere with, remove, dismantle or alter the common aerials (if any) provided by the Landlord.

6.14   PARKING

       The Tenant shall not park in, obstruct or otherwise use or permit any of its servants, agents, employees, contractors or licensees to park in, obstruct or otherwise use those areas of the Buildings allocated to the parking or movement of or access for vehicles or designated as loading/unloading areas otherwise than in accordance with the permissions and directions of the Landlord and/or the Manager or as permitted under the House Rules.

6.15   BREACH OF INSURANCE POLICY

       The Tenant shall not do or cause or permit or suffer to be done any act or thing whereby the policy or policies of insurance on the Premises and/or the Buildings against loss or damage by fire and/or other insurable risks and/or claims by third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased and the Tenant shall pay to the Landlord forthwith on demand all sums paid by the Landlord by way of increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach by the Tenant of this Clause.

6.16   NO SUBLETTING

       The Tenant shall not assign, underlet, part with the possession of or transfer the Premises or any part thereof or any interest therein or permit or suffer any arrangement or transaction whereby any person who is not a party to this Lease obtains the use, possession, occupation or enjoyment of the Premises or any part thereof irrespective of whether any rental or other consideration is given therefor. The lease created hereby shall be personal to the Tenant named in this Lease. Without limiting the generality of the foregoing, the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this Clause:-

       (a) In the case of the Tenant being a partnership, the taking in of one or more new partner whether on the death or retirement of an existing partner or otherwise.

       (b) In the case of the Tenant being an individual (including a sole surviving partner of a partnership tenant), the death, insanity or other disability of that individual to the intent that no right to use, possess, occupy or enjoy the Premises or any part thereof shall vest in the executors, administrators, personal representatives, next of kind, trustee or committee of such an individual.

       (c) In the case of the Tenant being a corporation, the take-over, reconstruction, amalgamation, merger, voluntary liquidation or change in the person or persons in whom the majority of its voting shares are vested or who otherwise has/have effective control thereof.

       (d) The giving by the Tenant of a power of attorney or similar authority whereby the donee of the power obtains the right to use, possess, occupy and enjoy the Premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

       (e) The change of the business name of the Tenant.

6.17   COMMON FACILITIES, ETC.

       The Tenant shall not make any alteration to or interfere or tamper or permit its servants, agents, employees, contractors or licensees to make any alteration to or interfere or tamper with any of the following other than in the manner expressly permitted hereunder:-

       (a)    the raised flooring within the Premises;

       (b) the heating, ventilation and air-conditioning system for the Buildings (including that part of system installed within the Premises);

       (c)    the electrical installations for the Buildings;

       (d) the fire services installations of the Buildings (including those within the Premises);

       (e) the installations for plumbing and drainage for the Buildings (including those within the Premises);

       (f)    the building management system of the Buildings;

       (g) the communication network which forms part of the Common Facilities (as defined in the Deed of Mutual Covenant) of the Buildings;

       (h) the suspended ceiling of the Buildings (including that within the Premises); and

       (i) the conduits, pipes, wires, cables and ducts in, on or under the Premises or the raised flooring therein serving or intended to serve the Buildings or any adjoining or neighbouring property.

7.     LANDLORD'S OBLIGATIONS

       The Landlord hereby agrees with the Tenant as follows:-

7.1    QUIET ENJOYMENT

       Subject to the Tenant duly paying the Rent and the other charges hereinbefore mentioned on the days and in manner herein provided for and observing and performing the agreements, stipulations, terms, conditions and obligations herein contained, the Tenant shall have quiet possession and enjoyment of the Premises during the Term without any interruption by the Landlord or any person lawfully claiming under or through or in trust for the Landlord.

7.2    CROWN RENT

       The Landlord shall pay the Crown Rent, Property Tax and all other expenses of a capital and non-recurrent nature attributable to or payable in respect of the Premises.

7.3    MAIN STRUCTURE

       The Landlord shall use best endeavours to procure that the Manager shall keep the roof of the Buildings and the main structure and walls (including the glass curtain walls) thereof and the mains, drains, pipes and cables therein in a proper state of repair and condition

Provided that the Landlord shall not be liable for breach of this Clause unless and until prior written notice of any defect or want of repair shall have been given by the Tenant to the Landlord and the Landlord shall have failed to notify the Manager to carry out any such necessary repair after the lapse of a reasonable time from the service of such notice.

7.4    AIR-CONDITIONING

       The Landlord shall use its best endeavours to procure that subject to the right of the Manager under the Deed of Mutual Covenant to change the hours for air-conditioning services, the Manager shall provide air-conditioning services to the Premises daily from 8:00 a.m. until 6:30 p.m. everyday (Sundays and public holidays excluded) for Mondays to Fridays and from 8:00 a.m. to 2:00 p.m. on Saturdays (which are not public holidays). If the Tenant shall require additional air-conditioning services outside the times specified by the Landlord, the Landlord shall use its best endeavours to procure that the Manager shall provide the same to the Tenant on receiving reasonable notice of the Tenants requirements. The charges for air-conditioning outside the times specified by the Landlord shall be determined by the Landlord and/or the Manager and notified to the Tenant from time to time.

7.5    FACILITIES

       The Landlord shall use best endeavours to procure that the Manager shall maintain the lifts, escalators, travelators, fire and security services equipment, central air-conditioning system and other common facilities of the Buildings in proper working order and keep the same in good repair.

7.6    COMPLIANCE WITH CONDITIONS

       The Landlord shall comply with the provisions of the Conditions of Sale or the Crown Lease under which the Landlord holds the Premises and shall not do or permit any act or thing to be done (or omitted to be done) which results in the whole or any part of the Premises being or becoming subject to re-entry under the Conditions of Sale or the Crown Lease.

7.7    LANDLORD'S REPAIRS

       The Landlord shall, upon receipt of the Tenants request therefor and within a reasonable period, effect such repairs to the interior of the Premises as shall be necessitated by damage caused by any defects or want of repair in the structure of the Buildings or any part thereof or any other services or facilities if the Landlord is liable for such repairs hereunder.


8.     EXCLUSIONS

8.1 It is hereby expressly agreed and declared that the Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever:-

       (a) Lifts, Air-Conditioning & Other Common Facilities - in respect of any injury, loss, damage or loss of business whatsoever which may be suffered or sustained by the Tenant or any other person or to any property whatsoever caused by or through or in any way owing to any malfunction, defect in or breakdown of the lifts, escalators, travelators, fire and security services, central air-conditioning system, satellite and the ancillary distribution system, backbone distribution system, the "High Speed Data Link" system or any other services or facilities provided in the Building or any failure, malfunction, explosion, variation, interruption or suspension of electricity or water supply or any other services or services provided in the Building; or

       (b) Fire & Overflow Water - in respect of any injury, loss, damage or loss of business whatsoever which may be suffered or sustained by the Tenant or any other person or to any property whatsoever caused by or through or in any way owing to typhoon, landslide, subsidence of the ground, the escape of fumes, smoke, fire or any other substance or thing or the overflow of water or vibrations from anywhere within the Buildings or in the neighborhood or the influx of rain water or sea water into the Buildings or the Premises or the activity of rats or other vermin in the Buildings or the act, neglect, default or omission of the tenants and occupiers of the other parts of the Buildings or the defective or damaged condition of the Premises or the Landlord's Fixtures and Installations or any part thereof or dropping or falling of any article whatsoever from the Buildings; or

       (c) Security - for the security or safekeeping of the Premises or any contents therein and in particular but without prejudice to the generality of the foregoing, the provision by the Landlord and/or the Manager of watchmen and caretakers or any mechanical or electrical alarm systems (if any) of whatever nature shall not create any obligation on the part of the Landlord as to the security of the Premises or any contents therein and the responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenants; or

       (d) Vehicles - for the supervision of or for any damage or loss to vehicles or accessories or injury to persons or any other damage resulting therefrom,

and the Tenant shall indemnify and keep the Landlord fully indemnified against all claims and demands whatsoever made upon the Landlord by any of the servants, agents, employees, contractors or licensees of the Tenant or any other person claiming through or under the Tenant as a result of any such loss or damage or injury aforesaid nor shall the Rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of the happening of any of the foregoing.

9.     SUSPENSION OF RENT IN CASE OF FIRE ETC.

       If:-

       (a) the Premises or the Buildings or any part thereof shall at any time during the Term be destroyed or damaged or become inaccessible or uninhabitable owing to fire, water, storm, typhoon, defective construction, white ants, earthquake, subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to the act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees so as to render the Premises unfit for commercial use in accordance with Clause 2.1; or

       (b) at any time during the Term the Premises or the Buildings shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Buildings so as to prevent the occupation of the Premises the happening of which is not attributable to the act, default, neglect or omission of the Tenant or any of its servants, agents, employees, contractors or licensees, then the Rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or the order made shall after the expiration of the then current calendar month be suspended until the Premises shall be reinstated or fit for the use as aforesaid or the said order lifted, as the case may be, Provided that:-

       (i) the Landlord shall not be obliged to reinstate the Premises or the Buildings or carry out any repairs thereto if, by reason of the condition of the Premises or any local regulations or other circumstances beyond the control of the Landlord, it is not practicable or reasonable so to do; and

       (ii) should the Premises or the Buildings not have been reinstated in the meantime, either the Landlord or the Tenant may at any time after four (4) months from the date of occurrence of such damage or the said order give to the other of them a notice in writing to determine this Lease and thereupon the same and everything herein contained shall cease and be of no effect as from the date of such notice but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlord in respect of the Rent payable hereunder prior to the date off such notice.

In the event of any disagreement between the parties hereto on the application of this Section, the matter shall be referred to a single Chartered Surveyor appointed by mutual agreement or failing agreement to a single Chartered Surveyor nominated by the Chairman for the time being of the Royal Institution of Chartered Surveyors (Hong Kong and China branch) and the decision of the Chartered Surveyor who shall be acting as an arbitrator shall be final and binding. The costs of such appointment of the Chartered Surveyors shall be borne by the Landlord and the Tenant in equal shares.

10.    DEFAULT

       It is hereby expressly agreed and declared as follows:-

10.1   If:-

       (a) the Rent and/or any of the other charges payable hereunder or any part thereof shall be in arrear for fourteen (14) days after the same shall have become payable (whether formally demanded or not); or

       (b) the Tenant shall suspend business without the Landlord's prior written consent; or

       (c) there shall be any other breach or non-performance of any of the stipulations, conditions or agreements herein contained and on the part of the Tenant to be observed or performed; or

       (d) the Tenant shall become bankrupt or enter into composition with his creditors generally or being a corporation go into liquidation whether compulsory or voluntary (save for the purposes of amalgamation or reconstruction approved by the Landlord) or shall suffer a receiver to be appointed; or

       (e) the Tenant shall suffer execution to be levied upon the Premises or otherwise on the Tenant's goods in Hong Kong,

then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Lease shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Lease. A written notice served by the Landlord on the Tenant to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord notwithstanding any rule of law or equity to the contrary.

10.2 Notwithstanding anything herein contained if the Rent, management, air-conditioning or other charges or moneys herein reserved or any part or parts thereof shall be in arrears (hereinafter referred to as "the Arrears") and if the Tenant persists in its failure to pay the same after three (3) days' notice in writing is given by the Landlord, the Landlord shall be entitled to:-

       (a) recover from the Tenant as a debt the expenses incurred by the Landlord in the course of recovering the Arrears including without limitation:-

              (i) such sum as the Landlord shall reasonably determine being collection charges for the additional work incurred by the Landlord's staff and/or the Manager (as the case may be) in collecting the Arrears;

              (ii) all legal charges and expenses on an indemnity basis incurred by the Landlord for the purpose of recovering the Arrears;

              (iii) all other fees paid to debt-collectors appointed by the Landlord for the purpose of collecting the Arrears; and

       (b) disconnect or discontinue the supply of services to the Premises and/or to the Tenant such as air-conditioning services, water, gas, electric power, management and other services forthwith without incurring any liability to the Tenant for any loss or damage suffered by the Tenant as a result thereof;

Provided Always that the rights and remedies given to the Landlord by this Clause shall be deemed cumulative remedies and shall not prejudice any right of action or any remedy of the Landlord for the recovery of any Rent or money due to the Landlord from the Tenant.

10.3 Any demand for or acceptance of any Rent by the Landlord or its agents hereunder shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach, non-observance or non-performance by the Tenant of any of the agreements, stipulations, terms and conditions herein contained and on the part of the Tenant to be observed and performed and any such breach, non-observance or non-performance shall be deemed to be a continuing breach of covenant and the Tenant shall not be entitled to set up any such demand for or acceptance of rent as a defence in any action for forfeiture or otherwise.

10.4 For the purpose of this Lease, any act, default, neglect or omission of any servant agent employee contractor or licensee (which term shall include any person present in using or visiting the Premises with the consent of the Tenant express or implied) of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant and any act, default, neglect or omission of any servant agent employee contractor or licensee of the Landlord shall be deemed to be the act, default, neglect or omission of the Landlord.

10.5 For the purposes of Part III of the Landlord and Tenant (Consolidation) Ordinance or any statutory modification or re-enactment thereof for the time being in force and of this Lease, the Rent and the management charges payable in respect of the Premises shall be and be deemed to be in arrear if not paid in advance at the times and in the manner hereinbefore provided for payment thereof.

11.    DEPOSIT

11.1 To secure the due payment of the Rent and the due performance and observance of the terms and conditions herein contained and on the part of the Tenant to be performed and observed, the Tenant shall on the signing hereof and throughout the Term maintain a deposit ("the Deposit") in such sum as shall from time to time be equivalent to the aggregate of:-

       (a)    two (2) months' Rent payable hereunder;

       (b) three (3) months' management fees payable hereunder from time to time (initially of the amount set out in Part 2 of the Fourth Schedule hereto); and

       (c) one (1) quarter's rates payable in respect of the Premises by reference to rateable value of the Premises and pending valuation of the Premises in accordance with the Rating Ordinance (Cap.
              116), by reference to the interim valuation made by the Landlord pursuant to Clause 4.3(c).

The Deposit shall remain deposited with the Landlord and shall not be withdrawn throughout the Term and shall only be released as hereinafter provided. The Landlord shall be entitled to deduct from the Deposit the amount of all losses and damages sustained or incurred by the Landlord as a result of any breach, non-observance or non-performance by the Tenant of any of the covenants, terms or conditions herein contained. The Tenant shall forthwith on demand deposit with the Landlord the amount so deducted or (as the case may be) an additional amount to the intent that the Tenant shall at all times during the Term maintain with the Landlord as Deposit a sum as shall be equivalent to the aggregate of:-

       (i)    two (2) months' Rent payable hereunder;

       (ii) three (3) months' management fees payable hereunder from time to time.

       (iii) one (1) quarter's rates payable in respect of the Premises by reference to rateable value of the Premises and pending valuation of the Premises in accordance with the Rating

              Ordinance (Cap. 116), by reference to the interim valuation made by the Landlord pursuant to Clause 4.3(c).

11.2 The Deposit shall be retained by the Landlord until the expiration of the Term and after all the Tenant's covenants terms and conditions shall have been duly performed and observed, it shall be repaid to the Tenant without interest or compensation within thirty (30) days from the date of the Tenant delivering up vacant possession of the Premises together with all fixtures and fittings therein and thereto to the Landlord or within thirty (30) days from the date of the full and final settlement by the Tenant of all claims made by the Landlord in respect of the Tenant's obligations hereunder whichever shall be the later Provided that the Landlord may prior to refund of the Deposit require the Tenant to produce receipts for rates and other utilities covering the Term or other evidence showing that payment thereof has been made by the Tenant during the Term.

12.    BUILDING MANAGEMENT & REGULATIONS

12.1   CHANGE OF COMMON AREAS, ETC

       The Landlord or the Landlord's agent shall have the right from time to time and at any time without the same constituting an actual or constructive eviction of the Tenant and without incurring any liability to the Tenant in respect thereof but causing as little inconvenience as possible to the Tenant to erect install, restrict and/or alter the arrangement and/or the location and/or alter the arrangement and/or the accessibility of entrances, staircases, landings, passages, doors, doorways, corridors, lobbies, lifts, escalators, travelators, lavatories, counters, showcases or other common areas of the Buildings or any services or apparatus or installations serving the Buildings.

12.2   CONFLICT WITH HOUSE RULES

       The House Rules shall be supplementary to the terms and conditions contained in this Lease and shall not in any way derogate from such terms and conditions. In the event of conflict between such House Rules and the terms and conditions of this Lease the terms and conditions of this Lease shall prevail.

12.3   NON-ENFORCEMENT

       The Landlord or the Landlord's agent shall not be liable for any loss or damage howsoever caused arising from any non-enforcement of the Deed of Mutual Covenant or the House Rules or non-observance thereof by any person.

12.4   DESIGNATION OF COMMON AREAS

       The Landlord and/or the Manager shall be entitled to restrict, designate, cordon off and/or partition any part or parts of the common areas and/or the common facilities for the sole use of any tenant and/or the Manager and the Tenant shall not raise any objection thereto and shall not have any recourse against the Landlord and/or the Manager in any manner whatsoever.

12.5   ALTERATION AND DISPLAYS

       The Landlord reserves the right from time to time to improve extend add to or reduce the Buildings or any part thereof or in any manner whatsoever alter or deal with the Buildings or any part thereof (other than the Premises) Provided always that in exercising such right the Landlord will endeavour to cause as little inconvenience to the Tenant as is practicable under the circumstances.

12.6   NAME OF THE BUILDINGS

       Subject to the terms of the Deed of Mutual Covenant, the Landlord hereby reserves the right from time to time by giving not less than three (3) months' notice to the Tenant to change the names of the two (2) blocks of office premises and the podium comprised in the Buildings or any one or more of them without thereby becoming liable to the Tenant, its servants, agents or licensees for any damages, claims, costs or expenses suffered or incurred as a result of or in connection with any such change.

12.7   PUBLIC ADDRESS SYSTEM

       Notwithstanding anything herein contained or implied to the contrary, the Landlord may provide and install a public address system throughout the common areas and may play, relay or broadcast or permit any other person to play, relay or broadcast recorded music or public announcement therein.

13.    INTERPRETATION AND MISCELLANEOUS

13.1   CONDONATION NOT A WAIVER

       No condoning, excusing or overlooking by the Landlord of any default, breach, non-observance or non-performance by the Tenant at any time or times of any of the agreements, stipulations, terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach, non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future in respect of similar or other matters unless expressly so provided.

13.2   SERVICE OF NOTICES

       Any notice required to be served on the Tenant shall be sufficiently served if delivered to or despatched by pre-paid post to or left at the Premises or at the last known address of the Tenant. Any notice to be served on the Landlord shall be sufficiently served if delivered to or despatched by pre-paid post to the registered office of the Landlord. A notice sent by hand shall be deemed to be given upon delivery to the addressee and a notice sent by pre-paid post shall be deemed to be given two (2) days after the date of the notice.

13.3   LANDLORD AND TENANT LEGISLATION

       To the extent that the Tenant may lawfully so do the Tenant hereby expressly agrees to deprive himself of all rights (if any) to protection against eviction or ejectment provided by any existing legislation or by any future enactment in substitution or amendment thereof or addition thereto to the intent that the Tenant shall deliver up vacant possession of the Premises to the Landlord at the expiration or sooner determination of the Term hereby created notwithstanding any rule of law or equity to the contrary.

13.4   GENDER, ETC.

       In this Lease, if the context permits or requires, words importing the singular number shall include the plural number and vice versa and words importing the masculine feminine or neuter gender shall include the other of them and references to any Ordinance, regulation or other statutory provision include references to such Ordinance, regulation or provision as from time to time modified, codified or re-enacted.

13.5   MARGINAL NOTES

       The marginal notes, headings and index are intended for guidance only and do not form a part of this lease nor shall any of the provisions of this Lease be construed or interpreted by reference thereto or in any way affected or limited thereby.

13.6   STAMP DUTY

       The stamp duty and Land Registry registration fees payable on this Lease and its counterpart shall be borne by the Landlord and the Tenant hereto in equal shares. Each of the Landlord and the Tenant shall pay its own legal costs of and incidental to the Lease and its counterpart.

13.7   EXCLUSION OF WARRANTIES

       (a) This Lease and a Side Letter of even date herewith sets out the full agreement reached between the parties hereto and no other representations have been made or warranties given relating to the Landlord, the Tenant, the Buildings or the Premises and if any such representations have been made or warranties given the same are hereby waived.

       (b) Nothing herein contained shall confer on the Tenant any right, interest, privilege, easement or appurtenance whatsoever mentioned or referred to in Section 16(1) of the Conveyancing and Property Ordinance (Chapter 219 of the Laws of Hong Kong) save those expressly set out herein.

13.8   NO FINE OR PREMIUM PAID

       The Tenant acknowledges that no fine premium key money or other consideration has been paid by the Tenant to the Landlord or its agents for the grant of this Lease.

13.9   INSPECTION OF PREMISES

       The Tenant hereby declares and confirms that it has duly inspected the Premises and is satisfied with the current state and condition of the Premises and the fixtures and finishes therein. The parties hereto agree that the Premises will be let to the Tenant by the Landlord in the state and condition as at the date of the signing of this Lease and no warranty or representation whatsoever has been given or is made by the Landlord or its agents regarding the user of the Premises and the Tenant shall satisfy itself or shall be deemed to have satisfied itself that they are suitable for the purpose for which they are to be used and the Tenant hereby agrees that it will at its own expense apply for any requisite licence or licences permit or permits from all Government or Public Authorities in respect of the carrying on of the Tenant's business therein and shall execute and comply with all ordinances, regulation, Orders, Notices or Rules made by all competent Government or Public Authorities in connection with the conduct of such business by the Tenant in the Premises And the Tenant hereby further agrees to indemnify the Landlord in respect of any breach by the Tenant of the aforesaid And in particular but without limitation no warranty or representation is given or made by the Landlord or its agents regarding:-

       (a) the fittings and finishes or the installations and appliances (if any) in the Premises and/or the Buildings;

       (b) the state and condition of the Premises or the Buildings and the user thereof; or

       (c)    the composition of the Buildings

13.10  JOINT & SEVERAL LIABILITY

       Where more than one person are named in Part 3 of the First Schedule hereto as the Tenant, the representations, warranties, agreements, undertakings and covenants herein contained on the part of the Tenant shall be the joint and several representations, warranties, agreements, undertakings and covenants of such persons.

13.11  CONFIRMATION

       The Confirmors hereby confirm that the Landlord may enter into this Lease notwithstanding the acquisition of equitable interests over the Premises by the Confirmors.

13.12  EARLY TERMINATION

       If the Landlord shall at any time during the Term enter into an agreement for the sale of the Buildings or any part thereof including the Premises, the Landlord shall be entitled to give to the Tenant six (6) months' notice in writing to terminate this Lease and immediately upon the expiration of such notice, this Lease shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance by the Tenant of any of the terms of this Lease.

13.13  SALE SUBJECT TO LEASE

       For the avoidance of doubt, it is hereby expressly declared and agreed that if the Landlord shall at any time during the Term sell the Premises, then as from the date of completion of the sale of the Premises by the Landlord and subject to novation to the purchaser of the Premises of the Landlord's obligation in respect of the Deposit, all the rights, powers, remedies, duties, obligations and liabilities of the Landlord hereunder shall pass to and be vested in the purchaser of the Premises and the Landlord shall be absolutely released and discharged from all duties, obligations and liabilities hereunder Provided that this Clause shall not in any way prejudice or affect the rights of the Landlord or the Tenant hereunder which shall have accrued prior to the date of completion of the sale of the Premises by the Landlord.

13.14  SPECIAL CONDITIONS

       For the avoidance of doubt, it is hereby agreed that this Lease shall be read and construed on the basis that the special conditions, if any, set out in the Sixth Schedule hereto form an integral part of this Lease. In the event of conflict between such special conditions and the terms and conditions hereinbefore provided, the special conditions shall prevail.

13.15  LAW

       This Lease shall be governed by and construed in accordance with the Laws of Hong Kong. The Tenant hereby irrevocably submits to the non-exclusive jurisdiction of the courts of Hong Kong and the States of New York and Delaware. The Tenant hereby agrees that a judgement in any proceedings brought in any such court may be enforced in any other jurisdiction by suit on the judgement or in any other manner permitted by law. The submission aforesaid is non-exclusive and the Landlord reserves the right to proceed in any other jurisdiction having or claiming or accepting jurisdiction in respect of this Lease.

                               THE FIRST SCHEDULE


THE LANDLORD:        SHINE HILL DEVELOPMENT LIMITED whose registered office is
                     situate at 33rd Floor, Great Eagle Centre, 23 Harbour Road,
                     Hong Kong.

                                     PART 2

THE CONFIRMORS: SHINE BELT LIMITED, FAIR PAGE LIMITED, PANHY LIMITED and MAPLE COURT LIMITED all having their registered offices situate at Suite 801, Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong.

                                     PART 3

THE TENANT:          GOLDMAN SACHS (ASIA) FINANCE whose registered office is
                     situate at P.O. Box 309, Grand Cayman, Cayman Islands,
                     British West Indies.

                               THE SECOND SCHEDULE

                                     PART 1

       THE BUILDINGS:       Two (2) towers of office/commercial buildings, one
                            of which consisting of forty-seven (47) storeys and called "CITIBANK TOWER" and the other of which consisting of thirty-seven (37) storeys and called
                            "ASIA PACIFIC FINANCE TOWER" together with the podium called "CITIBANK PLAZA" on which "CITIBANK
                            TOWER" and "Asia Pacific Finance Tower


                                     PART 2

       THE PREMISES:        All That the whole of the Thirty-seventh Floor of
                            "ASIA PACIFIC FINANCE TOWER" which is for the purpose of identification shown coloured Pink on the Plan attached hereto.

                               THE THIRD SCHEDULE


       THE TERM:            The period of five (5) years and seven (7) months
                            commencing on 15 October 1993 and expiring on 14 May
                            1999 (both days inclusive).

                               THE FOURTH SCHEDULE

                                     PART 1

       The Rent (excluding management charges):


                                                Rent Payable (in Hong Kong Dollars) per
                  Period                        calendar month and exclusive of rates
                  ------                        -------------------------------------
       From 15 October 1993
          To 14 December 1993                   rent free period

       From  15 December 1993
          To 14 May 1996                        HK$931,336.00

       From 15 May 1996
          To 14 May 1999                        New Rent determined in accordance with
                                                Special Condition 2 of the Sixth Schedule

                                     PART 2

       MANAGEMENT CHARGES:  HK$62,366.25 per calendar month (subject to increase in accordance with Clause 4.2 hereof)

                               THE FIFTH SCHEDULE

                                 INSURED AMOUNT

(a)    THIRD PARTY LIABILITY

       (i)    HK$5,000,000.00 for any one (1) accident; and

       (ii)   unlimited cover for the insured period.

(b) GLASS The insured amount to be approved by the Landlord.

(c) WATER DAMAGE AND TENANT'S FITTINGS Minimum of HK$500.00 per square foot of lettable area or a lump sum of HK$500,000.00, whichever is the greater.

                               THE SIXTH SCHEDULE

                               SPECIAL CONDITIONS


1.     RENT FREE PERIOD

       The Tenant shall be entitled to occupy the Premises for the first two (2) months of the Term (i.e. from 15 October 1993 to 14 December 1993) rent-free Provided that the Tenant shall pay management charges, rates and utility charges in accordance with the provisions of this Lease during the said period and Provided that any delay in the completion of the fitting out work during the said period caused by any reason whatsoever shall not in any way release the Tenant from its obligations hereunder to pay the Rent, management charges, rates and utility charges in accordance with the provisions of this Lease.

2.     NEW RENT

2.1 The New Rent referred to in the Fourth Schedule shall be determined in accordance with the provisions of this Paragraph 2.

2.2 The New Rent shall be determined by agreement between the Landlord and the Tenant and such agreement shall be recorded in writing signed by the Landlord and the Tenant.

2.3 If such agreement cannot be reached between the Landlord and the Tenant one
(1) month before the commencement of the period in respect of which the New Rent is payable (hereinafter called "THE NEW RENT PERIOD"), the matter shall be referred to an independent surveyor and valuer (hereinafter called "THE VALUER") to be appointed by the Landlord and the Tenant within one (1) month before the commencement of the New Rent Period and failing agreement as to the appointment, shall be appointed by the Chairman for the time being of The Royal Institute of Chartered Surveyors (Hong Kong Branch). The Valuer shall make a decision as to the New Rent before the commencement of the New Rent Period and subject to approval by the mortgagee of the Premises (the approval of the mortgagee not to be unreasonably withheld), the decision of the Valuer shall be conclusive and binding on the parties hereto.

2.4 In determining the New Rent, the Valuer shall act as an expert and not as an arbitrator and shall take into account the open market rent for prime office accommodation elsewhere in Central, Hong Kong and/or in similar office buildings in Hong Kong having attributes comparable to those of the Buildings at the commencement of the New Rent Period Provided that the Valuer shall take into such open market rent per se and disregard all incentives (including without limitation rent free period and decoration or removal allowances) that may have the effect of reducing the effective return on such open market rent. The Valuer shall act on the assumptions that as at that date:

       (a) the Premises are fit for immediate occupation and use complete and that the works, if any, carried out by the

              Tenant or its sub-tenants (if any and whether permitted hereunder or otherwise) or the predecessor in title of the Tenant do not in any way diminish or increase the rental value of the Premises and that in case the Premises have been damaged or destroyed, they have been fully reinstated and restored;

       (b) the Premises are available for letting by a willing landlord to a willing tenant with vacant possession and without a premium and subject to the provisions of this Lease for a term equal to the New Rent Period;

       (c) the covenants herein contained on the part of the Tenant have been duly performed, observed and complied with by the Tenant; and

       (d) the Premises are being offered in the open market as a single letting comprising not only the Premises but also the whole of the 33rd Floor, 36th Floor and Suites 3407, 3408, 3409, 3410 and 3411.
              on the 34th Floor of Asia Pacific Finance Tower, but disregarding the following factors:

              (i) any effect on the rent of the fact that the Tenant has been in occupation of the Premises;

              (ii) any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant; or

              (iii) any increase in the rental value of the Premises attributable to any improvements to the Premises or any part thereof made during the Term including any fitting out works carried out by and at the expense of the Tenant.

If the Valuer shall die, delay or become unwilling or incapable of acting or if for any other reason the Chairman for the time being of the Royal Institute of Chartered Surveyors (Hong Kong Branch) or the person acting on his behalf shall in its absolute discretion think fit, he may by writing discharge the Valuer and appoint another in his place.

2.5 Pending determination of the New Rent, the Tenant shall continue to pay on account of the New Rent the Rent that was payable immediately before the commencement of the New Rent Period and within fourteen (14) days after the determination of the New Rent, the Tenant shall pay to the Landlord the difference between the rent actually paid during the period pending determination of the New Rent and the New Rent for the same period determined as aforesaid plus such amount of interest as may be directed by the Valuer as being reasonable.

2.6 The costs and expenses of the Valuer including the costs of his appointment shall be borne by the Landlord and the Tenant in equal shares. The Landlord and the Tenant shall each bear its own costs and expenses incurred in respect of or in connection with the determination of the New Rent.

3.     OTHER CONDITIONS

       The Tenant hereby acknowledges and agrees that the lease hereby granted is subject to the condition that on or before 18 March 1994, the Tenant shall deliver to the Landlord the following documents and the Tenant hereby undertakes to deliver to the Landlord the following documents within the time limit aforesaid:

(a) a certified copy of the Board resolutions of the Tenant relating to the execution of this Lease;

(b) a Guarantee of even date herewith ("the Guarantee") executed by The Goldman Sachs Group, L.P. ("the Guarantor") in favour of the Landlord in the same form as that already given by the Guarantor in favour of the Landlord in relation to the 36th and Part of the 34th Floors of Asia Pacific Finance Tower, let by the Landlord to the Tenant; and

(c) a legal opinion (in form and substance reasonably acceptable to the Landlord) issued by an in-house Counsel of the Guarantor regarding the legality, validity and enforceability of the Guarantee.

If the Tenant fails to comply with the aforesaid condition, the Landlord may, by notice in writing to the Tenant, terminate this Lease.


4.     CROSS DEFAULT

(a) By a Lease ("THE FIRST LEASE") dated 24 June 1992, registered in the Land Registry by Memorial No.5337973 and made between (1) the Landlord; (2) the Confirmors; and (3) Goldman Sachs (Asia) Limited ("THE OUTGOING TENANT"), the Landlord let to the Outgoing Tenant all those premises more particulary described in the Second Schedule thereto ("THE FIRST PREMISES") subject to the terms and conditions thereof.

(b)    By an Assignment ("THE ASSIGNMENT") dated 22 June 1993 and made between
       (1) the Outgoing Tenant; (2) the Tenant; (3) the Landlord; and (4) the Confirmors, the Outgoing Tenant assigned to the Tenant all the estate right benefit and interest of the Outgoing Tenant in the First Premises comprised in the First Lease and all the rights of the Outgoing Tenant under the First Lease To Hold the same unto the Tenant for the residue of the term created by the First Lease subject to payment of the rent reserved by and to the observance and performance of the covenants agreements and conditions contained in the First Lease and on the part of the Outgoing Tenant to be observed and performed.

(c) By a Lease ("THE SECOND LEASE") dated 22 June 1993 and made between (1) the Landlord; (2) the Confirmors; and (3) the Tenant, the Landlord let to the Tenant all those premises more particularly described in the Second Schedule thereto ("THE SECOND PREMISES") subject to the terms and conditions thereof.

(d)    By a Lease ("THE THIRD LEASE") dated 17 November 1993 and made between
       (1) the Landlord; (2) the Confirmors; and (3) the Tenant, the Landlord let to the Tenant all those premises more particularly described in the Second Schedule thereto ("THE THIRD PREMISES") subject to the terms and conditions thereof.

(e) The Tenant hereby expressly agrees that notwithstanding the provisions of this Lease, the First Lease, the Second Lease and the Third Lease,

       (i) the deposits made by the Tenant pursuant to Clause 11 of the First Lease, the Second Lease and the Third Lease ("THE FIRST, SECOND AND THIRD DEPOSITS") shall constitute security for the due payment of the Rent payable under this Lease and the due performance and observance by the Tenant of the terms and conditions of this Lease as if the First, Second and Third Deposits form part of the deposit paid by the Tenant pursuant to Clause 11 of this Lease; and

       (ii) the deposit made by the Tenant pursuant to Clause 11 of this Lease ("THE FOURTH DEPOSIT") shall constitute security for the due payment of the Rent payable under the First Lease, the Second Lease and the Third Lease and the due performance and observance by the Tenant of the terms and conditions of the First Lease, the Second Lease and the Third Lease as if the Fourth Deposit forms part of the deposits paid by the Tenant pursuant to Clause 11 of the First Lease, the Second Lease and the Third Lease.

(f) The Tenant further expressly agrees that any default under Clause 10.1 of the First Lease, the Second Lease and the Third Lease will constitute a default under Clause 10.1 of this Lease and vice versa thereby entitling the Landlord to exercise all or any of its rights and remedies in respect of the First Premises, the Second Premises, the Third Premises and the Premises or any part thereof as if the First Premises, the Second Premises, the Third Premises and the Premises had been let to the Tenant under one single lease incorporating all the terms and conditions of this Lease, the First Lease, the Second Lease and the Third Lease.

       IN WITNESS whereof the parties hereto have executed this Lease the day and year first before written.


SEALED with the Common Seal of         )                    [SEAL]
                                       )
SHINE HILL DEVELOPMENT LIMITED and     )
             Lo Ka Shui                ) /s/ [signature]
SIGNED by    Lo Ka Shui                )
             Directors                 ) /s/ [signature]
whose signature(s) is/are verified by:-)



             /s/ K. C. Yeung
             K. C. Yeung
             Solicitor, Hong Kong



SEALED with the Common Seal of         )                    [SEAL]
                                       )
SHINE BELT LIMITED and SIGNED by       ) /s/ [signature]
             Lo Ka Shui                )
             Tong Chun Wan      whose  )
             Directors                 ) /s/ [signature]
signature(s) is/are verified by:-      )



             /s/ K. C. Yeung

             Solicitor, Hong Kong

SEALED with the Common Seal of         )                    [SEAL]
                                       )
FAIR PAGE LIMITED and SIGNED by        ) /s/ [signature]
             Lo Ka Shui                )
             Tong Chun Wan      whose  ) /s/ [signature]
             Directors                 )
signature(s) is/are verified by:-      )



             /s/ K. C. Yeung

             Solicitor, Hong Kong



SEALED with the Common Seal of         )                    [SEAL]
                                       )
PANHY  LIMITED and SIGNED by           ) /s/ [signature]
             Lo Ka Shui                )
             Tong Chun Wan      whose  ) /s/ [signature]
             Directors                 )
signature(s) is/are verified by:-      )



             /s/ K. C. Yeung

             Solicitor, Hong Kong


SEALED with the Common Seal of         )                    [SEAL]
                                       )
MAPLE COURT LIMITED and SIGNED by      ) /s/ [signature]
             Lo Ka Shui                )
             Tong Chun Wan      whose  ) /s/ [signature]
             Directors                 )
signature(s) is/are verified by:-      )



             /s/ K. C. Yeung

             Solicitor, Hong Kong

SEALED with the Common Seal of         )
                                       )
GOLDMAN SACHS (ASIA) FINANCE AND       )       /s/ MOSES TSANG
                                       )
SIGNED by MOSES TSANG DIRECTOR         )
                                       )
                                       )
                                       )
                                       )
whose signature(s) is/are verified by:-)


             PETER MALLINSON         /s/ PETER MALLINSON

whose signature are verified by

/s/ Charles Picken

C.M. PICKEN
        Solicitor, Hong Kong

                               [GRAPHIC OMITTED]

                      FLOOR PLAN 37TH FLOOR CITIBANK TOWER